Exhibit 99.1
Emerson Reports Third Quarter 2026 Results; Raises 2026 Outlook
ST. LOUIS, August 4, 2026 /PRNewswire/ -- Emerson (NYSE: EMR) today reported results1 for its third quarter ended June 30, 2026 and updated its full year outlook for fiscal 2026. Emerson also declared a quarterly cash dividend of $0.555 per share of common stock payable September 10, 2026 to stockholders of record on August 14, 2026.

(dollars in millions, except per share)	2025 Q3	2026 Q3	Change
Underlying Orders[2]			7%
Net Sales	$4,553	$4,873	7%
Underlying Sales[3]			6%
Pretax Earnings	$734	$916
Margin	16.1%	18.8%	270 bps
Adjusted Segment EBITA[4]	$1,232	$1,387
Margin	27.1%	28.5%	140 bps
GAAP Earnings Per Share	$1.03	$1.28	24%
Adjusted Earnings Per Share[5]	$1.52	$1.71	13%
Operating Cash Flow	$1,062	$1,425	34%
Free Cash Flow	$970	$1,323	36%
Management Commentary
“Emerson had an outstanding third quarter with sales, margin expansion, earnings and cash flow all exceeding expectations," said Emerson President and Chief Executive Officer Lal Karsanbhai. "Demand was robust, with underlying orders up 7%, led by Software & Systems and broad-based growth in North America and Asia. The conflict in the Middle East remains fluid, and I am proud of our team's ability to deliver results and support our customers around the world."

Karsanbhai continued, "We are raising our full year guidance, reflecting our strong third quarter performance and healthy demand. Secular tailwinds continue to support sustained investment in our growth verticals and provide a solid foundation as we finish 2026 and look ahead to 2027."
2026 Outlook
The following tables summarize the fiscal year 2026 guidance framework. As we pivot capital allocation to returning cash to shareholders, the 2026 outlook assumes returning ~$2.2B through ~$1B share repurchases and ~$1.2B of dividends.

Guidance figures are approximate.	2026 Q4	2026
Net Sales Growth	~5%	~5%
Underlying Sales Growth	~5%	~3.5%
Earnings Per Share	~$1.45	~$4.89
Amortization of intangibles	~$0.34	~$1.39
Restructuring and related costs	~$0.03	~$0.24
Acquisition/divestiture fees and related costs	~$0.01	~$0.09
Discrete taxes	~$0.02	~$0.05
IEEPA tariff refunds	-	~($0.11)
Adjusted Earnings Per Share	~$1.85	~$6.55
Operating Cash Flow		~$4.1B
Free Cash Flow		~$3.6B
1 Results are presented on a continuing operations basis.
2 Underlying orders do not include AspenTech.
3 Underlying sales excludes the impact of currency translation, and significant acquisitions and divestitures.
4 Adjusted segment EBITA represents segment earnings excluding restructuring and intangibles amortization expense.
5 Adjusted EPS excludes intangibles amortization expense, restructuring and related costs, first year purchase accounting related items and transaction-related costs, discrete taxes and certain gains, losses or impairments.

Conference Call
Today, beginning at 3:30 p.m. Central Time / 4:30 p.m. Eastern Time, Emerson management will discuss the third quarter results during an investor conference call. Participants can access a live webcast available at https://ir.emerson.com at the time of the call. A replay of the call will be available for 90 days. Conference call slides will be posted in advance of the call on the company website.
About Emerson
Emerson (NYSE: EMR) is a global automation leader delivering solutions for the most demanding technology challenges. Headquartered in St. Louis, Missouri, Emerson is engineering the autonomous future, enabling customers to optimize operations and accelerate innovation. For more information, visit Emerson.com.
Forward-Looking and Cautionary Statements
Statements in this press release that are not strictly historical may be “forward-looking” statements, which represent management’s expectations, based on currently available information. Actual results, performance or achievements could differ materially from those expressed in any forward-looking statement. Any forward-looking statements in this press release speak only as of the date of this press release. Emerson undertakes no obligation to update any such statements to reflect new information or later developments. Examples of risks and uncertainties that may cause our actual results or performance to be materially different from those expressed or implied by forward looking statements include the scope, duration and ultimate impacts of the Russia-Ukraine, Middle East and other global conflicts, as well as economic and currency conditions, market demand, pricing, protection of intellectual property, cybersecurity, tariffs, competitive and technological factors, inflation, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC. The outlook contained herein represents the Company's expectation for its consolidated results, other than as noted herein.
Emerson uses our Investor Relations website, https://ir.emerson.com, as a means of disclosing information which may be of interest or material to our investors and for complying with disclosure obligations under Regulation
FD. Accordingly, investors should monitor our Investor Relations website, in addition to following our press releases,
SEC filings, public conference calls, webcasts and social media. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Investors:	Media:
Doug Ashby	Joseph Sala / Greg Klassen
(314) 553-2197	Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

(tables attached)

				Table 1
EMERSON AND SUBSIDIARIES
CONSOLIDATED OPERATING RESULTS
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)

	Quarter Ended June 30,		Nine Months Ended June 30,

	2025	2026	2025	2026

Net sales	$4,553	$4,873	$13,161	$13,781
Cost of sales	2,160	2,218	6,161	6,393
SG&A expenses	1,266	1,343	3,773	3,902
Other deductions, net	298	311	944	744
Interest expense, net	95	85	145	258
Earnings from continuing operations before income taxes	734	916	2,138	2,484
Income taxes	154	198	536	542
Earnings from continuing operations	580	718	1,602	1,942
Discontinued operations, net of tax	6	—	7	—
Net earnings	586	718	1,609	1,942
Less: Noncontrolling interests in subsidiaries	—	—	(48)	1
Net earnings common stockholders	$586	$718	$1,657	$1,941

Earnings common stockholders
Earnings from continuing operations	580	718	1,650	1,941
Discontinued operations	6	—	7	—
Net earnings common stockholders	$586	$718	$1,657	$1,941

Diluted avg. shares outstanding	564.7	561.1	567.1	562.7

Diluted earnings per share common stockholders
Earnings from continuing operations	$1.03	$1.28	$2.91	$3.45
Discontinued operations	0.01	—	0.01	—
Diluted earnings per common share	$1.04	$1.28	$2.92	$3.45

	Quarter Ended June 30,		Nine Months Ended June 30,

	2025	2026	2025	2026
Other deductions, net
Amortization of intangibles	$219	$204	$677	$613
Restructuring costs	37	87	70	141
Other	42	20	197	(10)
Total	$298	$311	$944	$744

		Table 2
EMERSON AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(DOLLARS IN MILLIONS, UNAUDITED)

	Sept 30, 2025	June 30, 2026
Assets
Cash and equivalents	$1,544	$2,180
Receivables, net	3,101	3,057
Inventories	2,213	2,513
Other current assets	1,725	1,905
Total current assets	8,583	9,655
Property, plant & equipment, net	2,871	2,861
Goodwill	18,193	18,122
Other intangible assets	9,458	8,686
Other	2,859	2,884
Total assets	$41,964	$42,208

Liabilities and equity
Short-term borrowings and current maturities of long-term debt	$4,797	$5,587
Accounts payable	1,384	1,613
Accrued expenses	3,616	3,572
Total current liabilities	9,797	10,772
Long-term debt	8,319	7,526
Other liabilities	3,550	3,516
Equity
Common stockholders' equity	20,282	20,379
Noncontrolling interests in subsidiaries	16	15
Total equity	20,298	20,394
Total liabilities and equity	$41,964	$42,208

		Table 3
EMERSON AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(DOLLARS IN MILLIONS, UNAUDITED)

	Nine Months Ended June 30,
	2025	2026
Operating activities
Net earnings	$1,609	$1,942
Earnings from discontinued operations, net of tax	(7)	—
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	1,139	1,105
Stock compensation	198	181
Changes in operating working capital	(80)	(320)
Other, net	(195)	(6)
Cash from continuing operations	2,664	2,902
Cash from discontinued operations	(576)	—
Cash provided by operating activities	2,088	2,902

Investing activities
Capital expenditures	(263)	(284)
Purchases of businesses, net of cash and equivalents acquired	(36)	—
Other, net	(94)	(38)
Cash used in investing activities	(393)	(322)

Financing activities
Net increase in short-term borrowings	1,419	1,434
Proceeds from short-term borrowings greater than three months	5,292	6,229
Payments of short-term borrowings greater than three months	(1,349)	(7,028)
Proceeds from long-term debt	1,544	—
Payments of long-term debt	(503)	(588)
Dividends paid	(895)	(935)
Purchases of common stock	(1,147)	(898)
Purchase of noncontrolling interest	(7,244)	—
Settlement of AspenTech share awards	(76)	—
Other, net	(60)	(134)
Cash used in financing activities	(3,019)	(1,920)

Effect of exchange rate changes on cash and equivalents	(45)	(24)
Increase (decrease) in cash and equivalents	(1,369)	636
Beginning cash and equivalents	3,588	1,544
Ending cash and equivalents	$2,219	$2,180

Table 4
EMERSON AND SUBSIDIARIES
SEGMENT SALES AND EARNINGS
(DOLLARS IN MILLIONS, UNAUDITED)
The following tables show results for the Company's segments on an adjusted segment EBITA basis and are intended to supplement the Company's results of operations, including its segment earnings which are defined as earnings before interest and taxes. The Company defines adjusted segment and total segment EBITA as segment earnings excluding intangibles amortization expense, and restructuring and related expense. Adjusted segment and total segment EBITA, and adjusted segment and total segment EBITA margin are measures used by management and may be useful for investors to evaluate the Company's segments' operational performance.

	Quarter Ended June 30,
	2025	2026	Reported	Underlying
Sales
Control Systems & Software	$1,120	$1,199	7%	7%
Test & Measurement	360	445	23%	23%
Software & Systems	$1,480	$1,644	11%	11%

Sensors	1,013	1,091	8%	7%
Final Control	1,522	1,586	4%	3%
Intelligent Devices	$2,535	$2,677	6%	5%

Safety & Productivity	$538	$552	3%	2%

Total	$4,553	$4,873	7%	6%

Sales Growth by Geography
Quarter Ended June 30,
Americas	8%
Europe	(1)%
Asia, Middle East & Africa	8%

Table 4 cont.

	Nine Months Ended June 30,
	2025	2026	Reported	Underlying

Sales
Control Systems & Software	$3,235	$3,332	3%	2%
Test & Measurement	1,077	1,268	18%	15%
Software & Systems	$4,312	$4,600	7%	5%

Sensors	2,986	3,111	4%	2%
Final Control	4,315	4,469	4%	2%
Intelligent Devices	$7,301	$7,580	4%	2%

Safety & Productivity	$1,548	$1,601	3%	2%

Total	$13,161	$13,781	5%	3%

Sales Growth by Geography
Nine Months Ended June 30,
Americas	6%
Europe	(1)%
Asia, Middle East & Africa	1%

Table 4 cont.

	Quarter Ended June 30,		Quarter Ended June 30,
	2025		2026
	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)
Earnings
Control Systems & Software	$271	$393	$285	$391
Margins	24.2%	35.2%	23.8%	32.6%
Test & Measurement	(26)	81	11	132
Margins	(7.2)%	22.4%	2.6%	29.6%
Software & Systems	$245	$474	$296	$523
Margins	16.6%	32.1%	18.0%	31.8%

Sensors	246	259	303	323
Margins	24.2%	25.5%	27.7%	29.7%
Final Control	351	389	349	424
Margins	23.1%	25.5%	22.0%	26.7%
Intelligent Devices	$597	$648	$652	$747
Margins	23.5%	25.5%	24.3%	27.9%

Safety & Productivity	$103	$110	$93	$117
Margins	19.2%	20.4%	16.9%	21.2%

Corporate items and interest expense, net:
Stock compensation	(71)	(45)	(68)	(64)
Unallocated pension and postretirement costs	27	27	29	29
Corporate and other	(72)	(31)	(1)	(49)
Interest expense, net	(95)	—	(85)	—
Pretax Earnings / Adjusted EBITA	$734	$1,183	$916	$1,303
Margins	16.1%	26.0%	18.8%	26.7%

Supplemental Total Segment Earnings:
Adjusted Total Segment EBITA		$1,232		$1,387
Margins		27.1%		28.5%

Table 4 cont.

	Quarter Ended June 30,			Quarter Ended June 30,
	2025			2026
	Amortization of Intangibles[1]	Restructuring and Related Costs[2]		Amortization of Intangibles[1]	Restructuring and Related Costs[2]
Control Systems & Software	$114	$8		$100	$6
Test & Measurement	107	—		108	13
Software & Systems	$221	$8		$208	$19

Sensors	11	2		11	9
Final Control	30	8		27	48
Intelligent Devices	$41	$10		$38	$57

Safety & Productivity	$7	$—		$7	$17

Corporate	—	23	3	—	6
Total	$269	$41		$253	$99

[1] Amortization of intangibles includes $50 and $49 reported in cost of sales for the three months ended June 30, 2025 and 2026, respectively.
[2] Restructuring and related costs includes $4 and $12 reported in cost of sales and selling, general and administrative expenses for the three months ended June 30, 2025 and 2026, respectively.
[3] Corporate restructuring and related costs of $23 for the three months ended June 30, 2025 includes $20 related to integration-related stock compensation expense attributable to AspenTech.

	Quarter Ended June 30,
Depreciation and Amortization	2025	2026
Control Systems & Software	$135	$128
Test & Measurement	119	120
Software & Systems	254	248

Sensors	32	34
Final Control	56	56
Intelligent Devices	88	90

Safety & Productivity	19	27

Corporate	11	12
Total	$372	$377

Table 5

EMERSON AND SUBSIDIARIES
ADJUSTED CORPORATE AND OTHER SUPPLEMENTAL
(DOLLARS IN MILLIONS, UNAUDITED)
The following table shows the Company's stock compensation and corporate and other expenses on an adjusted basis. The Company's definition of adjusted stock compensation excludes integration-related stock compensation expense. The Company's definition of adjusted corporate and other excludes corporate restructuring and related costs, first year purchase accounting related items and transaction fees, and certain gains, losses or impairments. This metric is useful for reconciling from total adjusted segment EBITA to the Company's consolidated adjusted EBITA.

	Quarter Ended June 30,
	2025		2026
Stock compensation (GAAP)	$(71)		$(68)
Integration-related stock compensation expense	26	[1]	4
Adjusted stock compensation (non-GAAP)	$(45)		$(64)

	Quarter Ended June 30,
	2025	2026
Corporate and other (GAAP)	$(72)	$(1)
Corporate restructuring and related costs	3	6
Acquisition / divestiture costs	38	28
IEEPA tariff refunds	—	(82)
Adjusted corporate and other (non-GAAP)	$(31)	$(49)

[1] Integration-related stock compensation expense for the three months ended June 30, 2025 includes $24 related to AspenTech of which $20 is reported as restructuring costs, and $2 related to NI.

Table 6
EMERSON AND SUBSIDIARIES
ADJUSTED EBITA & EPS SUPPLEMENTAL
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)
The following tables, which show results on an adjusted EBITA basis and diluted earnings per share on an adjusted basis, are intended to supplement the Company's discussion of its results of operations herein. The Company defines adjusted EBITA as earnings excluding interest expense, net, income taxes, intangibles amortization expense, restructuring and related costs, first year purchase accounting related items and transaction fees, and certain gains, losses or impairments. Adjusted earnings per share excludes intangibles amortization expense, restructuring and related costs, first year purchase accounting related items and transaction-related costs, discrete taxes, and certain gains, losses or impairments. Adjusted EBITA, adjusted EBITA margin, and adjusted earnings per share are measures used by management and may be useful for investors to evaluate the Company's operational performance.

	Quarter Ended June 30,
	2025	2026
Pretax earnings	$734	$916
Percent of sales	16.1%	18.8%
Interest expense, net	95	85
Amortization of intangibles	269	253
Restructuring and related costs	41	99
Acquisition/divestiture fees and related costs	44	32
IEEPA tariff refunds	—	(82)
Adjusted EBITA	$1,183	$1,303
Percent of sales	26.0%	26.7%

	Quarter Ended June 30,
	2025	2026
GAAP earnings from continuing operations per share	$1.03	$1.28
Amortization of intangibles	0.37	0.35
Restructuring and related costs	0.06	0.13
Acquisition/divestiture fees and related costs	0.06	0.05
Discrete taxes	—	0.01
IEEPA tariff refunds	—	(0.11)
Adjusted earnings from continuing operations per share	$1.52	$1.71

Table 6 cont.

Quarter Ended June 30, 2026
	Pretax Earnings		Income Taxes	Earnings from Cont. Ops.	Non-Controlling Interests	Net Earnings Common Stockholders	Diluted Earnings Per Share
As reported (GAAP)	$916		$198	$718	$—	$718	$1.28
Amortization of intangibles	253	[1]	59	194	—	194	0.35
Restructuring and related costs	99	[2]	25	74	—	74	0.13
Acquisition/divestiture fees and related costs	32		2	30	—	30	0.05
Discrete taxes	—		(7)	7	—	7	0.01
IEEPA tariff refunds	(82)		(19)	(63)	—	(63)	(0.11)
Adjusted (non-GAAP)	$1,218		$258	$960	$—	$960	$1.71
Interest expense, net	85
Adjusted EBITA (non-GAAP)	$1,303

[1] Amortization of intangibles includes $49 reported in cost of sales.
[2] Restructuring and related costs includes $12 reported in cost of sales and selling, general and administrative expenses.

Reconciliations of Non-GAAP Financial Measures & Other	Table 7

Reconciliations of Non-GAAP measures with the most directly comparable GAAP measure (dollars in millions, except per share amounts). See tables 4 through 6 for additional non-GAAP reconciliations.

2026 Q3 Underlying Sales Change	Reported	(Favorable) / Unfavorable FX	(Acquisitions) / Divestitures	Underlying
Control Systems & Software	7%	—%	—%	7%
Test & Measurement	23%	—%	—%	23%
Software & Systems	11%	—%	—%	11%
Sensors	8%	(1)%	—%	7%
Final Control	4%	(1)%	—%	3%
Intelligent Devices	6%	(1)%	—%	5%
Safety & Productivity	3%	(1)%	—%	2%
Emerson	7%	(1)%	—%	6%

Nine Months Ended June 30, 2026 Underlying Sales Change	Reported	(Favorable) / Unfavorable FX	(Acquisitions) / Divestitures	Underlying
Control Systems & Software	3%	(1)%	—%	2%
Test & Measurement	18%	(3)%	—%	15%
Software & Systems	7%	(2)%	—%	5%
Sensors	4%	(2)%	—%	2%
Final Control	4%	(2)%	—%	2%
Intelligent Devices	4%	(2)%	—%	2%
Safety & Productivity	3%	(1)%	—%	2%
Emerson	5%	(2)%	—%	3%

Underlying Growth Guidance	2026 Q4 Guidance	2026 Guidance
Reported (GAAP)	~5%	~5%
(Favorable) / Unfavorable FX	-	~(1.5 pts)
(Acquisitions) / Divestitures	-	-
Underlying (non-GAAP)	~5%	~3.5%

2025 Q3 Adjusted Segment EBITA	EBIT	EBIT Margin	Amortization of Intangibles	Restructuring and Related Costs	Adjusted Segment EBITA	Adjusted Segment EBITA Margin
Control Systems & Software	$271	24.2%	$114	$8	$393	35.2%
Test & Measurement	(26)	(7.2)%	107	—	81	22.4%
Software & Systems	$245	16.6%	$221	$8	$474	32.1%
Sensors	246	24.2%	11	2	259	25.5%
Final Control	351	23.1%	30	8	389	25.5%
Intelligent Devices	$597	23.5%	$41	$10	$648	25.5%
Safety & Productivity	$103	19.2%	$7	$—	$110	20.4%

2026 Q3 Adjusted Segment EBITA	EBIT	EBIT Margin	Amortization of Intangibles	Restructuring and Related Costs	Adjusted Segment EBITA	Adjusted Segment EBITA Margin
Control Systems & Software	$285	23.8%	$100	$6	$391	32.6%
Test & Measurement	11	2.6%	108	13	132	29.6%
Software & Systems	$296	18.0%	$208	$19	$523	31.8%
Sensors	303	27.7%	11	9	323	29.7%
Final Control	349	22.0%	27	48	424	26.7%
Intelligent Devices	$652	24.3%	$38	$57	$747	27.9%
Safety & Productivity	$93	16.9%	$7	$17	$117	21.2%

Total Adjusted Segment EBITA	2025 Q3	2026 Q3
Pretax earnings (GAAP)	$734	$916
Margin	16.1%	18.8%
Corporate items and interest expense, net	211	125
Amortization of intangibles	269	253
Restructuring and related costs	18	93
Adjusted segment EBITA (non-GAAP)	$1,232	$1,387
Margin	27.1%	28.5%

Free Cash Flow	2025 Q3	2026 Q3	2026E ($ in billions)
Operating cash flow (GAAP)	$1,062	$1,425	~$4.1
Capital expenditures	(92)	(102)	~(0.45)
Free cash flow (non-GAAP)	$970	$1,323	~$3.6

Note 1: Underlying sales and orders exclude the impact of currency translation and significant acquisitions and divestitures.
Note 2: All fiscal year 2026E figures are approximate, except where range is given.